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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 27, 2001
                Date of Report (Date of earliest event reported):

                        COMMERCIAL NET LEASE REALTY, INC.
             (Exact name of Registrant as specified in its Charter)

           Maryland                                    0-12989                                     56-1431377
(State or Other Jurisdiction of               (Commission File Number)              (IRS Employer Identification Number)
Incorporation or Organization)

                             450 South Orange Avenue
                                    Suite 900
                             Orlando, Florida 32801
          (Address of principal executive offices, including zip code)

                                 (407) 650-1000
              (Registrant's telephone number, including area code)

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ITEM 1.         CHANGES IN CONTROL OF REGISTRANT.

                Not Applicable.

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

                Not Applicable.

ITEM 3.         BANKRUPTCY OR RECEIVERSHIP.

                Not Applicable.

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                Not Applicable.

ITEM 5.         OTHER EVENTS

        Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-53796 (the "Registration Statement"), with respect to the offering by the Registrant of 4,000,000 shares of the Registrant's Common Stock, par value $.01 per share. The Registration Statement was declared effective by the Securities and Exchange Commission on May 1, 2001.

ITEM 6.         RESIGNATION OF REGISTRANT'S DIRECTORS.

                Not Applicable.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (a)-(b) Not Applicable.

                (c)     Exhibits.

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   EXHIBIT NO.                                DESCRIPTION
----------------        --------------------------------------------------------

        1.2 Underwriting Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act of 1933, as amended (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

          5 Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

          8 Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

       23.1 Consents of Shaw Pittman LLP (contained in the opinions filed as Exhibits 5 and 8 hereto), which are being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

       23.2 Consent of KPMG LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

ITEM 8.         CHANGE IN FISCAL YEAR.

                Not Applicable.

ITEM 9.         REGULATION FD DISCLOSURE.

                Not Applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            COMMERCIAL NET LEASE REALTY, INC.


Date: November 27, 2001                     By: /s/ Kevin B. Habicht
                                                --------------------------------
                                                Kevin B. Habicht
                                                Chief Financial Officer